UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 16, 2012

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

California	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100
Los Angeles, CA 90071

(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Reliance Steel & Aluminum Co. (the “Company”) was held on May 16, 2012, at 10:00 a.m., California time, at The Omni Hotel, 251 South Olive Street, Los Angeles, California 90012.  The following is a brief description of the matters voted upon at the meeting, which are more fully described in our proxy statement, and the certified results:

Proposal 1 – Election of Directors

The Company’s shareholders elected the four persons nominated by the Board of Directors as directors for a one-year term as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes

David H. Hannah	60,014,555	1,899,498	8,176,355

Mark V. Kaminski	61,056,058	857,995	8,176,355

Gregg J. Mollins	61,341,405	572,648	8,176,355

Andrew G. Sharkey, III	60,994,495	919,558	8,176,355

Each of the above directors shall serve for a term of one year and until their successors have been duly elected and qualified.

Proposal 2 – Amendment of the Company’s Restated Articles of Incorporation

The Company’s shareholders approved an amendment to the Company’s Restated Articles of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000 as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

56,565,075	5,303,667	45,311	8,176,355

A copy of the Certificate of Amendment to the Restated Articles of Incorporation is attached as Exhibit 3.1 hereto.

Proposal 3 – Advisory Vote on the Approval of the Compensation of Our Named Executive Officers

The Company’s shareholders approved the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

60,360,489	1,282,781	270,783	8,176,355

Proposal 4 – Shareholder Proposal

The Company’s shareholders did not approve the shareholder proposal to separate the roles of CEO and Chairman as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

26,058,437	35,795,360	60,256	8,176,355

Proposal 5 – Ratification of Company’s Independent Auditors

The Audit Committee selected KPMG LLP as the independent registered public accounting firm to perform the annual audit of the 2012 consolidated financial statements of the Company and its subsidiaries. The Company’s shareholders ratified the selection of KPMG LLP as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes

69,989,457	55,772	45,179	N/A

No other matters were brought before the Annual Meeting for shareholder action.

Item 9.01       Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

N/A

(b)                                 Pro Forma Financial Information.

N/A

(c)                                  Shell company transactions.

N/A

(d)                                 Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Articles of Incorporation of Reliance Steel & Aluminum Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: May 16, 2012	By:	/s/ Kay Rustand
Kay Rustand
Vice President, General Counsel and Corporate Secretary

RELIANCE STEEL & ALUMINUM CO.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Articles of Incorporation of Reliance Steel & Aluminum Co.